POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED MAY 8, 2014 TO THE

SUMMARY PROSPECTUS DATED FEBRUARY 28, 2014 OF:

PowerShares FTSE RAFI Emerging Markets Portfolio

•	Effective immediately, the table in the section titled “Average Annual Total Returns for the Periods Ended December 31, 2013” on page 4 is deleted and replaced with the following:

	1 Year	5 Years	Since Inception (09/27/07)
Return Before Taxes	(7.65)%	10.55%	(1.71)%
Return After Taxes on Distributions	(8.02)%	10.46%	(1.81)%
Return After Taxes on Distributions and Sale of Fund Shares	(3.58)%	8.82%	(0.96)%
FTSE RAFI Emerging Markets Index (Net) (reflects invested dividends net of withholding taxes, but reflects no deductions for fees, expenses or other taxes)	(7.12)%	13.38%	(0.13)%
MSCI Emerging Markets IndexSM (Net) (reflects invested dividends net of withholding taxes, but reflects no deductions for fees, expenses or other taxes)	(2.60)%	14.79%	(0.56)%

Please Retain This Supplement For Future Reference.

P-PXH-SUMPRO-1 SUP-2 050814